UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 22, 2025

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E Corporation	California	94-3234914
001-02348	Pacific Gas and Electric Company	California	94-0742640

300 Lakeside Drive	300 Lakeside Drive
Oakland, California 94612	Oakland, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC
6.000% Series A Mandatory Convertible Preferred Stock, no par value per share	PCG-PrX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 22, 2025, PG&E Corporation and Pacific Gas and Electric Company (the “Utility”) held their joint annual meeting of shareholders.

PG&E Corporation:

At the joint annual meeting, the shareholders of PG&E Corporation voted as indicated below on the following matters:

1.       Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
Rajat Bahri	1,902,485,430	1,787,039	731,321	74,254,225
Cheryl F. Campbell	1,854,186,089	49,203,730	1,613,971	74,254,225
Edward G. Cannizzaro	1,902,675,283	1,604,488	724,019	74,254,225
Kerry W. Cooper	1,882,261,459	22,056,797	685,534	74,254,225
Leo P. Denault	1,901,770,575	2,514,862	718,353	74,254,225
Jessica L. Denecour	1,730,026,143	174,229,436	748,211	74,254,225
Mark E. Ferguson III	1,854,927,175	49,357,511	719,104	74,254,225
W. Craig Fugate	1,836,536,481	66,457,019	2,010,290	74,254,225
Arno L. Harris	1,836,445,058	66,566,322	1,992,410	74,254,225
Carlos M. Hernandez	1,902,662,634	1,589,829	751,327	74,254,225
John O. Larsen	1,901,710,771	2,558,687	734,332	74,254,225
Patricia K. Poppe	1,902,917,411	1,510,912	575,467	74,254,225
William L. Smith	1,902,964,770	1,353,015	686,005	74,254,225
Benjamin F. Wilson	1,827,208,501	74,911,855	2,883,434	74,254,225

(1)	A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Each director nominee named above was elected a director of PG&E Corporation.

2.       Non-binding advisory vote to approve the company’s executive compensation (included as Proposal 2 in the proxy statement):

For:	1,821,515,209
Against:	82,177,839
Abstain:	1,310,742
Broker Non-Vote(1)	74,254,225

(1)	See footnote 1 above.

This proposal was approved.

3.       Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2025 (included as Proposal 3 in the proxy statement):

For:	1,876,714,091
Against:	101,829,671
Abstain:	714,253

This proposal was approved.

4.       Approval of the 2025 PG&E Corporation Employee Stock Purchase Plan (included as Proposal 4 in the proxy statement):

For:	1,903,110,205
Against:	1,181,547
Abstain:	712,038
Broker Non-Vote(1)	74,254,225

(1)	See footnote 1 above.

This proposal was approved.

Pacific Gas and Electric Company:

At the joint annual meeting, the shareholders of the Utility voted as indicated below on the following matters:

1.       Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
Rajat Bahri	267,353,781	180,050	108,404	4,457,138
Cheryl F. Campbell	267,341,204	194,264	106,767	4,457,138
Edward G. Cannizzaro	267,357,091	177,879	107,265	4,457,138
Kerry W. Cooper	267,342,014	179,340	120,881	4,457,138
Leo P. Denault	267,362,945	172,246	107,044	4,457,138
Jessica L. Denecour	267,347,601	188,991	105,643	4,457,138
Mark E. Ferguson III	267,357,723	176,614	107,898	4,457,138
W. Craig Fugate	267,355,894	179,573	106,768	4,457,138
Arno L. Harris	267,355,564	179,060	107,611	4,457,138
Carlos M. Hernandez	267,361,889	172,612	107,734	4,457,138
John O. Larsen	267,364,710	170,022	107,503	4,457,138
Patricia K. Poppe	267,346,462	190,005	105,768	4,457,138
Sumeet Singh	267,351,430	182,985	107,820	4,457,138
William L. Smith	267,367,271	168,071	106,893	4,457,138
Benjamin F. Wilson	267,358,144	176,534	107,557	4,457,138

(1)	See footnote 1 above.

Each director nominee named above was elected a director of the Utility.

2.       Non-binding advisory vote to approve the company’s executive compensation (included as Proposal 2 in the proxy statement):

For:	267,193,435
Against:	307,820
Abstain:	140,980
Broker Non-Vote(1)	4,457,138

(1)	See footnote 1 above.

This proposal was approved.

3.       Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2025 (included as Proposal 3 in the proxy statement):

For:	271,417,821
Against:	368,007
Abstain:	313,545

This proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: May 28, 2025	By:	/s/ John R. Simon
Name: John R. Simon
Title: Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: May 28, 2025	By:	/s/ Brian M. Wong
Name: Brian M. Wong
Title: Vice President, General Counsel and Corporate Secretary